Exhibit 99.54

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  January, 1999
           Series 1998-17, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %               7.289377
                                                      -----------------------
       Weighted average maturity                                      354.12
                                                      -----------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                               Principal
            Principal Per   Prepayments Per   Interest Per
      Class  Certificate      Certificate      Certificate     Payout Rate
      -----  -----------      -----------      -----------     -----------
       R    $   0.00000000  $    0.00000000  $   0.00000000   %  0.00000000
       PO   $   1.34152429  $    0.45009496  $   0.00000000   %  0.00000000
       A1   $  10.80412476  $    9.87874422  $   5.48329537   %  6.75000004
       A2   $   0.00000000  $    0.00000000  $   5.62500068   %  6.75000081
       A3   $   0.80595419  $    0.73692370  $   5.61610474   %  6.75000003
       A4   $  17.83175283  $   16.30445121  $   5.39112245   %  6.75000003
       A5   $   0.00000000  $    0.00000000  $   5.62500010   %  6.75000011
       A6   $  12.61014923  $   11.53008149  $   5.45960791   %  6.75000001
       A7   $   0.00000000  $    0.00000000  $   5.62500000   %  6.75000000
       A9   $  12.61014922  $   11.53008137  $   5.25740023   %  6.50000004
       A8   $   0.00000000  $    0.00000000  $   0.20220755   %  0.24999981
       A10  $   0.00000000  $    0.00000000  $   5.40625013   %  6.48750015
       A11  $   0.00000000  $    0.00000000  $   6.28124928   %  7.53749913
       A12  $   0.00000000  $    0.00000000  $   5.62500000   %  6.75000000
       A13  $   0.00000000  $    0.00000000  $   5.62500000   %  6.75000000
       RL   $   0.00000000  $    0.00000000  $   0.00000000   %  0.00000000
       M    $   0.80595427  $    0.00000000  $   5.61610501   %  6.75000036
       B1   $   0.80595299  $    0.00000000  $   5.61610373   %  6.74999882
       B2   $   0.80595247  $    0.00000000  $   5.61610579   %  6.75000129
       B3   $   0.80595343  $    0.00000000  $   5.61610374   %  6.74999884
       B4   $   0.80595527  $    0.00000000  $   5.61610224   %  6.74999704
       B5   $   0.80595643  $    0.00000000  $   5.61610748   %  6.75000354

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                         Accrual Amount
     Class
       N/A             $      N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $           119,330.54
                                                               -----------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       506,482,260.00
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:             1,526
                                                               --------------
       3.
     Beginning Aggregate Class  Ending Aggregate        Ending
       Certificate Principal   Class Certificate  Single Certificate
Class         Balance          Principal Balance       Balance          Cusip
-----         -------          -----------------       -------          -----
R    $                  0.00  $             0.00  $             0.00  36157RTM7
PO   $            987,286.39  $       985,958.73  $           996.26  GEC9817PO
A1   $         98,110,943.42  $    97,023,546.91  $           964.00  36157RTA3
A2   $          7,371,000.00  $     7,371,000.00  $         1,000.00  36157RTB1
A3   $         49,922,888.67  $    49,882,589.38  $           997.61  36157RTC9
A4   $         48,166,444.22  $    47,270,291.64  $           940.59  36157RTD7
A5   $         32,689,411.00  $    32,689,411.00  $         1,000.00  36157RTE5
A6   $        174,649,613.88  $   172,380,538.47  $           957.99  36157RTF2
A7   $          9,672,000.00  $     9,672,000.00  $         1,000.00  36157RTG0
A9   $         24,507,570.32  $    24,189,164.09  $           957.99  36157RTJ4
A8   $         24,507,570.32  $    24,189,164.09  $           957.99  36157RTH8
A10  $         14,673,337.00  $    14,673,337.00  $         1,000.00  36157RTK1
A11  $          4,891,113.00  $     4,891,113.00  $         1,000.00  36157RTL9
A12  $         17,620,000.00  $    17,620,000.00  $         1,000.00  36157RUY9
A13  $          7,007,760.00  $     7,007,760.00  $         1,000.00  36157RUZ6
SUP  $        463,853,975.66  $   459,284,339.22  $           967.88  GE9817SUP
RL   $                  0.00  $             0.00  $             0.00  36157RTN5
M    $          7,815,620.92  $     7,809,311.91  $           997.61  36157RTP0
B1   $          3,907,810.46  $     3,904,655.96  $           997.61  36157RTQ8
B2   $          2,604,874.17  $     2,602,771.43  $           997.61  36157RTR6
B3   $          3,387,634.36  $     3,384,899.76  $           997.61  36157RVA0
B4   $          1,562,525.13  $     1,561,263.81  $           997.61  36157RVB8
B5   $          1,563,910.29  $     1,562,647.85  $           997.61  36157RVC6

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             12       Principal Balance       $  4,290,246.00
                               --------                            -------------
       2.   60-89 days
            Number             2        Principal Balance       $  1,124,465.01
                               --------                            -------------
       3.   90 days or more
            Number             0        Principal Balance       $          0.00
                               --------                            -------------
       4.   In Foreclosure
            Number             1        Principal Balance       $    250,389.30
                               --------                            -------------
       5.   Real Estate Owned
            Number             0        Principal Balance       $          0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                                $          0.00
                                                                      ----------

        7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                 A10             %               6.48750015
                 A11             %               7.53749913

E.     Other Information:

       1.   Special Hazard Loss Amount:                          $         0.00
                                                                    ------------

       2.   Bankruptcy Loss Amount:                              $         0.00
                                                                    ------------

       3.   Fraud Loss Amount:                                   $         0.00
                                                                    ------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------